360 FUNDS

(the “Trust”)

M3Sixty Small Cap Growth Fund

Institutional Class Shares (MCSCX)

(the “Fund”)

Supplement dated August 25, 2023

to the Fund’s Prospectus and Statement of Additional

Information (“SAI”) dated June 28, 2023

The Board of Trustees (“Board”) of the Trust has approved an amendment to the Expense Limitation Agreement between the Trust and M3Sixty Capital, LLC (the “Adviser”) to reduce the Fund’s maximum operating expenses from 1.20% to 0.99% of its average daily net assets (exclusive of interest, borrowing expenses, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, expenditures which are capitalized in accordance with generally accepted accounting principles and, other extraordinary expenses not incurred in the ordinary course of such Fund’s business). The amendment became effective on August 24, 2023.

As a result of the foregoing, the following changes are hereby made to the Fund’s prospectus and SAI dated June 28, 2023:

1.)	The section labeled “SUMMARY OF M3SIXTY SMALL CAP GROWTH FUND – Fees and Expenses of the Fund” beginning on page 1 of the Fund’s prospectus dated June 28, 2023 (the “Prospectus”) is hereby deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables below.

Institutional Class shares
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and Service (12b-1) Fees	None
Shareholder Services Fee	0.15%
Other Expenses[1]	0.71%
Total Annual Fund Operating Expenses	1.66%
Fee Waiver and/or Expense Reimbursement[2]	(0.67)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.99%

[1]	The Fund has estimated these expenses for the first fiscal year.

[2]	M3Sixty Capital, LLC (the “Adviser”) has contractually agreed to reduce its fees and to reimburse expenses, at least through June 30, 2025, to ensure that total annual Fund operating expenses after fee waivers and reimbursements (exclusive of interest, borrowing expenses, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, expenditures which are capitalized in accordance with generally accepted accounting principles and, other extraordinary expenses not incurred in the ordinary course of such Fund’s business) will not exceed 0.99% of the average daily net assets of the Fund. These fee waivers and expense reimbursements are subject to recoupment from the Fund within three years of the date on which the waiver or reimbursement occurs, provided that the recoupment payments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. This agreement may be terminated only by the Board of Trustees (the “Board”), on 60 days’ written notice to the Fund's Adviser.

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The expense example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect through June 30, 2025. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Period Invested	1 Year	3 Years
Institutional Class	$101	$458

2.)	The fourth paragraph of the section labeled “MANAGEMENT – Investment Adviser” beginning on page 11 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses (exclusive of interest, borrowing expenses, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, expenditures which are capitalized in accordance with generally accepted accounting principles and, other extraordinary expenses not incurred in the ordinary course of the Fund’s business) of the Fund in an amount that limits “Total Annual Fund Operating Expenses” to not more than 0.99% through at least June 30, 2025. Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund for a period of three years after such fee waiver or expense reimbursements were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Before June 30, 2025, this agreement may not be modified or terminated without the approval of the Board of Trustees (the “Board”). This agreement will terminate automatically if the Advisory Agreement is terminated.

3.)	The fourth paragraph of the section labeled “MANAGEMENT AND ADMINISTRATION - Investment Adviser” beginning on page 27 of the SAI is hereby deleted in its entirety and replaced with the following:

The Adviser has entered into an Expense Limitation Agreement with the Fund under which the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 0.99% through at least June 30, 2025. Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by a Fund for a period of three years after such fee waiver or expense reimbursements were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. The current contractual agreement cannot be terminated prior to at least one year after the effective date without the Board’s approval.

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